Derivative Instruments - Summary of Gain (Loss) on Change in Fair Value of Derivatives - Derivatives not Designated as Accounting Hedge (Details) - Not Designated as Hedging Instrument [Member] - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Derivative Instruments, Gain (Loss) [Line Items]
Change in fair value of derivatives related to 2021 Bonds	$ 18,114	$ (10,934)	$ 5,529
Realized interest expense of derivatives related to 2021 Bonds	(1,119)	(2,141)	(2,111)
Total gain/ (loss) recognized in other (expense) / income, net	$ 16,995	$ (13,075)	$ 3,418